UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2026, VisionWave Holdings, Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Foresight Agreement”) with Foresight Autonomous Holdings Ltd. (“Foresight”), pursuant to which the Company will acquire, in two stages, newly issued ordinary shares of Foresight representing 52% of Foresight’s issued and outstanding share capital as of the Stage 1 Closing (the Stage 1 Closing Date”). With this proposed transaction, it is the goal of the Company to establish Foresight as the core operating platform for the Company’s RF-focused perception systems and related defense, homeland security and autonomous technology initiatives.

Summary of Key Terms

●	Stage 1 Closing (expected within 45–60 days of the Effective Date): Foresight will issue to the Company newly issued ordinary shares, no par value per share (“Ordinary Shares”), representing 46% of Foresight’s issued and outstanding share capital as of the Stage 1 Closing Date (post-issuance, including 1% finder’s fee allocation). In exchange, the Company will issue to Foresight shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) with an aggregate value of $15,480,769 (88.4615% of $17.5 million total), calculated based on the volume-weighted average price of the Company’s Common Stock over the five consecutive trading days immediately preceding the Stage 1 Closing Date (the “VWAV Average Price”).

●	Stage 2 Closing (conditional upon achievement of a defined milestone): Foresight will issue an additional 6% of its share capital, and the Company will issue additional shares of its Common Stock valued at approximately $2,019,231 (11.5385% of $17.5 million). The milestone is the commencement of a binding pilot project utilizing the integrated perception platform (the “Perception Platform”) in the commercial, defense, or security sector (the “Milestone”).

●	Total Consideration: $17,500,000 in shares of the Company’s Common Stock issuable to Foresight, plus up to $3,000,000 in management equity grants under the Company’s equity incentive plan, subject to vesting conditions including the Milestone achievement, performance milestones, transfer restrictions, and clawback provisions.

●	Board Representation: The Company will have the right to designate two directors to the Foresight Board of Directors upon Stage 1 Closing and one additional director upon Stage 2 Closing.

The Foresight Agreement contains a value protection mechanism designed to preserve 65% of the economic value of the shares of Common Stock issued to Foresight. For a two-year period following each Closing (the “Protection Period”), if Foresight sells all of the shares of Common Stock (and any previously issued make-whole shares) and realizes aggregate gross proceeds below the applicable protected amount of $10,062,500 for the State 1 Closing and $1,312,500 for the Stage 2 Closing (collectively, the “Protected Amount”), the Company is obligated to issue additional shares of its Common Stock (or, if mutually agreed and compliant with applicable law and Nasdaq rules, pre-funded warrants) as make-whole shares (the “Make Whole Shares”). The mechanism provides that Foresight will deliver a notice with supporting documentation after each complete sale; the Company has audit rights; and additional shares are issued based on the average closing price of the Company’s Common Stock on Nasdaq for the 20 consecutive trading days immediately preceding the date of the notice (the “Make-Whole Price”) until the Protected Amount is achieved or the Protection Period expires. The Company covenants to use best efforts to maintain sufficient authorized shares, obtain all necessary stockholder and Nasdaq approvals, and file supplemental listings promptly. Failure to issue Make-Whole Shares on a timely basis triggers liquidated damages of 1.5% of the shortfall amount per 30-day period (in addition to specific performance and cost-recovery remedies).

The Foresight Agreement includes customary registration rights (Form S-1/S-3 filing within 45 days of each Closing), a 24-month management preservation covenant for Foresight’s executive team, a covenant requiring Foresight to allocate no less than 50% of proceeds from sales of the Company’s Common Stock to the Perception Platform, a 36-month leak-out agreement limiting Foresight’s daily sales of the Company’s Common Stock to 5% of actual daily trading volume, and audit rights allowing the Company to inspect Foresight’s trading records to verify compliance. The Foresight Agreement also contains mutual representations, warranties, covenants, indemnification, and termination provisions customary for a transaction of this nature.

The foregoing summary is qualified in its entirety by reference to the full text of the Foresight Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the Closings, the achievement of the Milestone, the integration of technologies, the issuance of shares (including Make-Whole Shares), regulatory approvals, and future business plans. These statements are based on current expectations and are subject to risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Actual results may differ materially from those expressed or implied. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Exchange Agreement, dated June 2, 2026, by and between VisionWave Holdings, Inc. and Foresight Autonomous Holdings Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer